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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)           AUGUST 23, 2000


                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


         DELAWARE                        1-11727                  73-1493906
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

            8801 SOUTH YALE AVENUE, SUITE 310, TULSA, OKLAHOMA 74137
              (Address of principal executive offices and zip code)

                                 (918) 492-7272
              (Registrant's telephone number, including area code)


ITEM 2. Acquisition or Disposition of Assets:

On August 10, 2000, the Registrant acquired the propane-related assets of U.S. Propane, L.P. by its acquisition of U.S. Propane's interest in four separate limited liability companies, AGL Propane, L.L.C., Peoples Gas Company, L.L.C., United Cities Propane Gas, L.L.C. and Retail Propane Company, L.L.C. The purchase price of $181,395,000 was negotiated at arm's length with U.S. Propane and was payable $139,551,707 in cash, $31,843,293 of assumed debt (retired by the Registrant following the acquisition), and the issuance of 372,392 Common Units of the Registrant valued at $7,347,760 and a $2,652,240 limited partnership interest in the Registrant's operating partnership. The purchase price and the exchange price for the Common Units was approved by an independent committee of the Board of Directors. The exchange price for the Common Units was $19.73125 per Unit under a formula based on the average closing price of the Registrant's Common Units on the New York Stock Exchange for the twenty (20) day period beginning ten (10) days prior to the public announcement of the transaction on June 15, 2000 (the "Formula Price").

In order to finance the transaction, the Registrant borrowed $180,000,000 from the following institutional investors: Connecticut General Life Insurance Company; Clarica Life Insurance Company; GE Edison Life Insurance Company; Guardian Life Insurance Company of North America; John Hancock Life Insurance Company; Metropolitan Life Insurance Company; Nationwide Life Insurance Company; Pacific Life Insurance Company; Principal Life Insurance Company; ReliaStar Life Insurance Company; and Sun Life Assurance Company of Canada. Concurrently with the acquisition, the Registrant issued and sold 1,161,814 Common Units and 1,382,514 Class B Subordinated Units in a private placement to the former shareholders of its General Partner. The proceeds of $50,202,902 derived from this private placement were utilized to retire a portion of the debt arising from the US Propane acquisition. The Formula Price was also used to determine the sale price for the Units acquired in this private placement.


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ITEM 5. Other Events:

On August 10, 2000, the Registrant announced that it had completed a series of transactions with US Propane, L.P., as described in the Press Release dated August 10, 2000, attached as an Exhibit to this Form 8-K. In conjunction with the US Propane transaction, the Registrant's subsidiary, Heritage Operating, L.P., entered into a Note Purchase Agreement dated August 10, 2000 under which it borrowed $180,000,000 from eleven (11) institutional investors to finance the acquisitions described in Item 2.

ITEM 7. Financial Statements and Exhibits.

         (a)      Financial Statements of businesses acquired:

The financial statements required in connection with the business acquisition described in Item 2 will be filed within seventy-five (75) days of August 10, 2000.

         (b)      Pro forma financial information:

The financial statements required in connection with the business acquisition described in Item 2 will be filed within seventy-five (75) days of August 10, 2000.

         (c)      Exhibits:

The following Exhibits are filed herewith:

         Exhibit 3.1.1 - First Amendment to Amended and Restated Agreement of Limited Partnership of Heritage Propane Partners, L.P.

         Exhibit 10.1.3 - Third Amendment dated as of August 10, 2000 to First Amended and Restated Credit Agreement.

         Exhibit 10.2.6 - Fourth Amendment Agreement dated August 10, 2000 to June 25, 1996 Note Purchase Agreement and November 19, 1997 Note Purchase Agreement.

         Exhibit 10.16.4 - Fourth Amendment Agreement dated August 10, 2000 to November 19, 1997 Note Purchase Agreement and June 25, 1996 Note Purchase Agreement.

         Exhibit No. 10.17 - Contribution Agreement dated June 15, 2000 among US Propane, L.P., Heritage Operating, L.P. and Heritage Propane Partners, L.P.

         Exhibit 10.17.1 - Amendment dated August 10, 2000 to June 15, 2000 Contribution Agreement.

         Exhibit 10.18 - Subscription Agreement dated June 15, 2000 between Heritage Propane Partners, L.P. and individual investors.

         Exhibit 10.18.1 - Amendment dated August 10, 2000 to June 15, 2000 Subscription Agreement.

         Exhibit 10.19 - Note Purchase Agreement dated as of August 10, 2000.

         Exhibit No. 99.1 - Press Release dated August 10, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         DATED:  August 23, 2000.
                                       HERITAGE PROPANE PARTNERS, L.P.

                                       By Heritage Holdings, Inc.
                                          (General Partner)

                                       By: /s/ H. Michael Krimbill
                                           -------------------------------------
                                           H. Michael Krimbill
                                           President and Chief Executive Officer


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                                INDEX TO EXHIBITS

         The exhibits listed on the following Exhibit Index are filed as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

Exhibit
Number    Description
-------   -----------
3.1.1     First Amendment to Amended and Restated Agreement of Limited
          Partnership of Heritage Propane Partners, L.P.

10.1.3    Third Amendment dated as of August 10, 2000 to First Amended and
          Restated Credit Agreement

10.2.6    Fourth Amendment Agreement dated August 10, 2000 to June 25, 1996 Note
          Purchase Agreement and November 19, 1997 Note Purchase Agreement

10.16.4   Fourth Amendment Agreement dated August 10, 2000 to November 19, 1997
          Note Purchase Agreement and June 25, 1996 Note Purchase Agreement

10.17     Contribution Agreement dated June 15, 2000 among US Propane, L.P.,
          Heritage Operating, L.P. and Heritage Propane Partners, L.P.

10.17.1   Amendment dated August 10, 2000 to June 15, 2000 Contribution
          Agreement

10.18     Subscription Agreement dated June 15, 2000 between Heritage Propane
          Partners, L.P. and individual investors

10.18.1   Amendment dated August 10, 2000 to June 15, 2000 Subscription
          Agreement

10.19     Note Purchase Agreement dated as of August 10, 2000

99.1      Press Release dated August 10, 2000